                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported)  September 1, 2004
                                                            -----------------

                              W. P. Carey & Co. LLC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            001-13779                                 13-3912578
    ------------------------               ---------------------------------
    (Commission File Number)               (IRS Employer Identification No.)

     50 Rockefeller Plaza, New York, NY                     10020
  ----------------------------------------                ----------
  (Address of Principal Executive Offices)                (Zip Code)

                                  212-492-1100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 1, 2004, the Registrant completed the acquisition of 17 properties from Carey Institutional Properties Incorporated ("CIP(R)"). The purchase price was approximately $142 million, including the assumption of approximately $28 million in debt. These properties, totaling 2.4 million square feet, consist of office, industrial, retail and warehouse facilities located in nine states. A summary of the properties follows below. The price paid for the properties was based on an appraisal performed by an independent third party appraiser.

The acquisition was made in connection with acquisition of CIP(R)'s remaining interests in properties by Corporate Property Associates 15 Incorporated ("CPA(R):15"), constituting 82 properties located in 28 states, totaling approximately 7.6 million square feet, for approximately $571 million in cash, stock and assumption of debt. These properties have lease terms that average 12 years.

CIP(R) and CPA(R):15 are each managed by the Registrant. In connection with the acquisition of the properties by the Registrant and the acquisition by CPA(R):15 of the other CIP(R) properties, the Registrant will receive approximately $47.3 million in disposition and other management fees payable by CIP(R), including approximately $1 million in accrued fees attributable to normal operations unrelated to the above described transactions and payable at the time of the closing.

                                Property Summary

----------------------------------------------------------------------------------------------------------------------------
                                                                                  Fair Value
                                         Property                Appraised          of Debt         Annual           Lease
      Lease Obligor                      Location                Value ($)        Assumed ($)       Rent ($)         Term(1)
----------------------------------------------------------------------------------------------------------------------------
Hibbett Sporting Goods, Inc.           Birmingham, AL           10,950,000         4,881,011          784,224       Dec 2014
----------------------------------------------------------------------------------------------------------------------------
Qwest Communications, Inc.             Scottsdale, AZ            1,130,000         1,589,439          270,270       Feb 2007
----------------------------------------------------------------------------------------------------------------------------
Xerox Corporation                      Hot Springs, AR           1,650,000                            164,660       May 2011
----------------------------------------------------------------------------------------------------------------------------
Affiliated Foods Southwest, Inc.       Little Rock, AR           1,545,000                            263,432       Feb 2009
                                       (Cantrell Road)
----------------------------------------------------------------------------------------------------------------------------
Affiliated Foods Southwest, Inc.       Little Rock, AR             510,000                             34,745       Mar 2007
                                       (12th Street)
----------------------------------------------------------------------------------------------------------------------------
Affiliated Foods Southwest, Inc.       Hope, AR                    980,000                             85,882       Mar 2007
----------------------------------------------------------------------------------------------------------------------------
(vacant)                               Denton, TX                3,550,000
----------------------------------------------------------------------------------------------------------------------------
K-Mart Corporation                     Drayton Plains, MI        4,750,000                            210,000       Mar 2006
----------------------------------------------------------------------------------------------------------------------------
K-Mart Corporation                     Citrus Heights, CA        2,650,000                            180,000       May 2006
----------------------------------------------------------------------------------------------------------------------------
Titan Corporation(2)                   San Diego, CA            26,727,026                          2,331,441       Jul 2007
----------------------------------------------------------------------------------------------------------------------------
Sicor, Inc.(3)                         San Diego, CA            17,268,675         2,808,339        1,472,736       Jul 2009
----------------------------------------------------------------------------------------------------------------------------

--------------

(1) Not including renewal terms.

(2) Represents 81.46% ownership interest in the property.

(3) Represents 50.00% ownership interest in two properties.

----------------------------------------------------------------------------------------------------------------------------
                                                                                  Fair Value
                                         Property                Appraised          of Debt         Annual           Lease
      Lease Obligor                      Location                Value ($)        Assumed ($)       Rent ($)         Term(1)
----------------------------------------------------------------------------------------------------------------------------
Omnicom Group, Inc.                    Venice, CA               13,540,000         4,804,927        1,082,685       Sep 2010
----------------------------------------------------------------------------------------------------------------------------
Fiskars Corporation                    Apopka, FL               15,880,000         3,813,566        1,564,389       Mar 2010
----------------------------------------------------------------------------------------------------------------------------
Sears Logistics, Inc.                  Jacksonville, FL          8,180,000                            932,640       Sep 2004
----------------------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.              Charlotte, NC            17,870,000                          2,035,304       Mar 2005
----------------------------------------------------------------------------------------------------------------------------
Michigan Mutual Insurance              Charleston, SC           14,980,000         9,858,591        1,382,256       Dec 2007
Company
----------------------------------------------------------------------------------------------------------------------------
                           Totals                              142,160,701        27,755,873       12,794,664
----------------------------------------------------------------------------------------------------------------------------

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

     The financial statements of the acquired assets, required pursuant to Rule 3-14 of Regulation S-X, will be filed by an amendment to this report no later than November 18, 2004, which is 71 calendar days from the date that this report must be filed.

(b) Pro Forma Financial Information

     The pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by an amendment to this report no later than November 18, 2004, which is 71 calendar days from the date that this report must be filed.

(c) Exhibits

     None. There is no single plan of acquisition. Each of the properties was acquired pursuant to individual agreements, none of which are material individually. The Registrant agrees to furnish copies of the agreements supplementally to the Commission, upon request pursuant to Regulation S-K, Item 601(b)(2).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             W. P. CAREY & CO. LLC


                                             By: /s/ Gordon F. DuGan
                                                 --------------------------
                                                 Gordon F. DuGan,
                                                 Co-Chief Executive Officer

Date: September 8, 2004